UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2017
_____________________
SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
Amendments to Sabre Credit Agreement
On August 23, 2017, Sabre GLBL Inc. (the “Borrower”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Corporation,” “we,” “us,” or “our”), Sabre Holdings Corporation (“Holdings”) and the several guarantors thereunder entered into the Term Loan B-1 Facility Amendment, the Term Loan A Facility Amendment and the Revolver Amendment (each as defined below and collectively, the “Amendments”), each dated August 23, 2017, each amending the Borrower’s senior secured credit facilities. The Amendments were entered into pursuant to that certain Amended and Restated Credit Agreement, dated as of February 19, 2013 (as further amended on September 30, 2013, February 20, 2014, July 18, 2016 and February 22, 2017, the “Credit Agreement”), by and among the Borrower, Holdings, the lenders party thereto, the other parties thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”).
The Fourth Incremental Term Facility Amendment to the Credit Agreement among the Borrower, Holdings, each of the other Loan Parties (as defined in the Credit Agreement) party thereto, the Administrative Agent and the 2017 B-1 Incremental Term Lenders (as defined therein) party thereto (the “Term Loan B-1 Facility Amendment”) provides dollar-denominated “Term Loan B” tranche of term loans in an aggregate principal amount of approximately $1.89 billion (the “Term Loan B-1”), maturing on February 22, 2024, and amends certain provisions of the Credit Agreement. Pursuant to the Term Loan B-1 Facility Amendment, interest rates for the Term Loan B-1 tranche are calculated in accordance with the Credit Agreement, with the applicable interest rate margins reduced to 2.25% per annum for Eurocurrency rate loans and 1.25% per annum for base rate loans. The proceeds of the Term Loan B-1 were used to pay off in full all $1.89 billion of the existing Term B Loans incurred prior to August 23, 2017 under the Credit Agreement.
The Term A Loan Refinancing Amendment to the Credit Agreement among the Borrower, Holdings, each of the other Loan Parties party thereto, the Administrative Agent and the 2017 Other Term A Lenders (as defined therein) party thereto (the “Term Loan A Facility Amendment”) provides dollar-denominated “Term Loan A” tranche of term loans in an aggregate principal amount of $570 million (the “Term Loan A”), maturing on July 1, 2022. Pursuant to the Term Loan A Facility Amendment, interest rates for the Term Loan A tranche are calculated in accordance with the Credit Agreement, with the applicable interest rate margins ranges reduced to (i) between 2.50% and 1.75% per annum for Eurocurrency rate loans and (ii) between 1.50% and 0.75% per annum for base rate loans, in each case with the applicable margin for any quarter decreased by 25 basis points (up to 75 basis points total) if the Senior Secured First-Lien Net Leverage Ratio (as defined in the Credit Agreement) is less than 3.75 to 1.0, 3.00 to 1.0, or 2.25 to 1.0, respectively. The applicable interest rate margins will open at 2.25% per annum for Eurocurrency rate loans and 1.25% per annum for base rate loans until receipt of first compliance certificate after August 23, 2017. The scheduled amortization for the Term Loan A is 5%, 5%, 10%, 10% and 10% for years one through five, respectively. The proceeds of the Term Loan A were used to pay off in full all $570 million of the existing Incremental Term A Loans incurred prior to August 23, 2017 under the Credit Agreement.
A replacement revolving credit facility in an aggregate principal amount of $400 million (the “New Revolver”), maturing on July 1, 2022, was established pursuant to a Second Revolving Facility Refinancing Amendment to the Credit Agreement among the Borrower, Holdings, each of the other Loan Parties party thereto, the Administrative Agent and the Lenders (as defined therein) party thereto (the “Revolver Amendment”). The New Revolver replaces the existing $400 million revolving facilities. The Revolver Amendment reduced the applicable interest rate margins for the New Revolver loans and letter of credit fees to (i) between 2.50% and 1.75% per annum for Eurocurrency rate loans and letter of credit fees and (ii) between 1.50% and 0.75% per annum for base rate loans, in each case with the applicable margin for any quarter decreased by 25 basis points (up to 75 basis points total) if the Senior Secured First-Lien Net Leverage Ratio is less than 3.75 to 1.0, 3.00 to 1.0, or 2.25 to 1.0, respectively. The applicable interest rate margins will open at 2.25% per annum for Eurocurrency rate loans and 1.25% per annum for base rate loans until receipt of first compliance certificate after August 23, 2017.
The foregoing description of the Amendments is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendments, which is incorporated herein by reference to Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On August 23, 2017, Sabre issued a press release announcing the Borrower’s entry into the Amendments. A copy of this press release is filed as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Fourth Incremental Term Facility Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and the 2017 B-1 Incremental Term Lenders party thereto.

10.2
Term A Loan Refinancing Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and the 2017 Other Term A Lenders party thereto.

10.3
Second Revolving Facility Refinancing Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and Lenders party thereto.

99.1	Press release issued by Sabre Corporation on August 23, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: August 23, 2017	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Fourth Incremental Term Facility Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and the 2017 B-1 Incremental Term Lenders party thereto.

10.2
Term A Loan Refinancing Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and the 2017 Other Term A Lenders party thereto.

10.3
Second Revolving Facility Refinancing Amendment to Amended and Restated Credit Agreement, dated August 23, 2017, among Sabre GLBL Inc., Sabre Holdings Corporation, each of the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent and Lenders party thereto.

99.1	Press release issued by Sabre Corporation on August 23, 2017.